EXHIBIT 10.7

Execution Version

OE FUNDING LLC

as Bond Issuer

and

FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013,

as Certificate Issuer

BOND PURCHASE AGREEMENT

Dated as of June 20, 2013

BOND PURCHASE AGREEMENT (this “Agreement”) dated as of June 20, 2013, between OE Funding LLC, a Delaware limited liability company (the “Bond Issuer”), and FirstEnergy Ohio PIRB Special Purpose Trust 2013, a Delaware statutory trust (the “Certificate Issuer”) formed under the Declaration of Trust.

RECITALS

A. Capitalized terms used herein without definition shall have the meanings ascribed to them in that certain Bond Indenture (the “Bond Indenture”), dated as of June 20, 2013, between Bond Issuer and U.S. Bank National Association, as trustee (the “Bond Trustee”); which is incorporated herein by this reference.

B. On the Issuance Date, and on the terms set forth herein, the Bond Issuer has agreed to sell to the Certificate Issuer and the Certificate Issuer has agreed to purchase from the Bond Issuer $169,504,000 in principal amount of OE Funding LLC Phase-In-Recovery Bonds (the “Bonds”), issued pursuant to the Bond Indenture.

AGREEMENT

NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable, consideration, the receipt and adequacy of which is hereby acknowledged, the Bond Issuer and the Certificate Issuer agree as follows:

1. SALE OF BONDS

(a) Authorization of Bonds.

On or before the Issuance Date, the Bond Issuer shall have caused to be authorized pursuant to the Bond Indenture the issuance of the Bonds in such tranches and principal amounts as set forth in Schedule 1(a) attached hereto and incorporated herein by this reference.

(b) Issuance and Purchase.

On the basis of the representations, warranties and covenants contained in this Agreement and in the Bond Indenture (collectively, the “Bond Purchase Documents”), and subject to the terms and conditions of the Bond Purchase Documents, the Bond Issuer agrees to issue and sell to the Certificate Issuer, and the Certificate Issuer agrees to purchase from the Bond Issuer, the Bonds set forth in Schedule 1(a) hereto. The purchase price of each tranche of Bonds and the aggregate purchase price of all Bonds are set forth in Schedule 1(a) attached hereto consistent with Section 2(a) of the Underwriting Agreement dated as of June 12, 2013, among The Cleveland Electric Illuminating Company, Ohio Edison Company, The Toledo Edison Company, the Bond Issuer, CEI Funding LLC, TE Funding LLC, and the underwriters named therein.

(c) Delivery

Delivery of, and payment of the purchase price for, the Bonds shall be made by federal wire transfer of immediately available funds as early as possible after 9:00 a.m. (E.S.T.) on the Issuance Date to an account designated by the Bond Issuer not later than the Business Day prior to the Issuance Date.

2. CONDITIONS PRECEDENT

The obligations of the Certificate Issuer to purchase the Bonds under this Agreement are subject to the satisfaction of each of the following conditions:

(a) All the representations and warranties of the Bond Issuer contained in this Agreement shall be true and correct in all material respects on the Issuance Date with the same force and effect as if made on and as of the Issuance Date.

(b) Neither the Bonds nor the Certificates shall have received a lower rating by any Rating Agency than that on which the Bonds or the Certificates, respectively, were marketed.

(c) The Certificate Trustee, on behalf of the Certificate Issuer, shall have received on the Issuance Date an Officer’s Certificate dated the Issuance Date confirming the matters set forth in Sections 2(a) and 2(b) hereto.

(d) The Certificate Trustee, on behalf of the Certificate Issuer, shall have received a copy of the executed Bond Indenture (certified by an Authorized Officer of the Bond Issuer) which shall have been entered into by the Bond Issuer and the Bond Trustee.

(e) The Bond Issuer shall not have failed on or prior to the Issuance Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Bond Issuer on or prior to the Issuance Date.

3. REPRESENTATIONS AND WARRANTIES

To induce the Certificate Issuer to enter into this Agreement and to purchase the Bonds, the Bond Issuer represents and warrants to the Certificate Issuer on the date of this Agreement that the following statements are true and correct:

(a) The Bond Issuer has been duly formed and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the limited liability company power and authority to carry on its business as described in the Registration Statement on Form S-3 (Registration No. 333-187692) covering the Certificates and the Bonds (the “Registration Statement”) and to own its properties, and is qualified to do business in the State of Ohio.

(b) This Agreement has been duly authorized, executed and delivered by the Bond Issuer.

(c) The Bond Indenture has been duly authorized by the Bond Issuer and, on the Issuance Date, will have been validly executed and delivered by the Bond Issuer. When the Bond Indenture has been duly executed and delivered by the Bond Issuer, the Bond Indenture will be a valid and binding agreement of the Bond Issuer, enforceable against the Bond Issuer in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer and other laws relating to or affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability. On the Issuance Date, the Bond Indenture will conform in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

(d) The Bonds have been duly authorized and, on the Issuance Date, will have been validly executed and delivered by the Bond Issuer. When the Bonds have been issued, executed and authenticated in accordance with the provisions of the Bond Indenture and delivered to and paid for by the Certificate Issuer in accordance with the terms of this Agreement, the Bonds will be entitled to the benefits of the Bond Indenture and will be valid and binding obligations of the Bond Issuer, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer and other laws relating to or affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(e) No Default or Event of Default under the Bond Indenture would occur as a result of the sale of the Bonds pursuant to the terms hereof.

(f) The execution, delivery and performance of this Agreement and the other Basic Documents by the Bond Issuer, compliance by the Bond Issuer with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as has been obtained or may be required under the laws of the State of Ohio, the Statute, the Financing Order, the Securities Act, or the securities or blue sky laws of the various states), (ii) conflict with or constitute a material breach of any of the terms or provisions of, or a default under, the limited liability company agreement of the Bond Issuer, (iii) violate or conflict in any material respect with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Bond Issuer or its property, or (iv) result in the imposition or creation of a lien under any agreement or instrument to which the Bond Issuer is a party or by which the Bond Issuer or its respective property is bound, except as may be created or imposed under the Basic Documents and any Statutory Lien under Section 4928.2312 of the Statute.

(g) To the best knowledge of the Bond Issuer, there are no legal or governmental proceedings pending or threatened to which the Bond Issuer is or reasonably could be a party or to which any of its property is or reasonably could be subject, which might result, singly or in the aggregate, in a material adverse effect on the enforceability of the Bonds.

(h) The Bond Issuer is not and, after giving effect to the offering and sale of the Bonds and the application of the net proceeds thereof as described in the Registration Statement, will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(i) The Bond Issuer is not and, after giving effect to the offering and sale of the Bonds and the application of the net proceeds thereof as described in the Registration Statement, will not be, a “holding company,” as such term is defined in the Public Utility Holding Company Act of 2005, as amended.

(j) The Bond Issuer has not taken any action that might cause this Agreement or the issuance or sale of the Bonds to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

(k) Since the date as of which information is given in the Registration Statement and other than as set forth in the Registration Statement (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change in the assets, business, management or operations of the Bond Issuer and (ii) other than the Bonds and as contemplated by the Basic Documents, the Bond Issuer has not incurred any material liability or obligation, direct or contingent.

4. COVENANTS

The Bond Issuer covenants and agrees that, until payment in full of the Bonds and satisfaction of all other approved Financing Costs, unless the Administrative Trustee, on behalf of the Certificate Issuer, shall otherwise give prior written consent, the Bond Issuer shall perform all covenants in this Section 4.

(a) To advise the Administrative Trustee, as a representative of the Certificate Issuer, and the Certificate Trustee promptly and, if requested by the Administrative Trustee, on behalf of the Certificate Issuer, the Certificate Trustee, confirm such advice in writing, of the issuance by the Commission or any state securities commission of any stop order or an order suspending the qualification or exemption from qualification of any Bond or Certificate for offering or sale in any jurisdiction in which the Certificates have been offered or the initiation of any proceeding by the Commission, any state securities commission or any other federal or state regulatory authority for such purpose. The Bond Issuer shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Bond or Certificate under the Securities Act, or any state securities or blue sky laws and, if at any time the Commission or any state securities commission or other federal or state regulatory authority shall issue a stop order or an order suspending the qualification or exemption of any Bond or Certificate under the Securities Act or any state securities or blue sky laws, the Bond Issuer shall use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b) To the extent permitted by applicable law, not to claim voluntarily the benefit of any usury laws against the holders of any Bonds. To the extent permitted by applicable law, to resist actively any attempts to claim the benefit of any usury laws against the holders of any Bonds.

(c) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Issuance Date and to satisfy all conditions precedent to the delivery of the Bonds.

(d) At the written request of the Administrative Trustee on behalf of the Certificate Issuer, or the Certificate Trustee, to provide, or cause to be provided, to the Administrative Trustee as a representative of the Certificate Issuer, or the Certificate Trustee, as applicable, a copy of any requested certificate, notice, opinion or other document delivered by the Bond Issuer to the Bond Trustee pursuant to the terms of the Bond Indenture.

5. MISCELLANEOUS

(a) Fees

The Bond Issuer agrees to reimburse the Certificate Issuer, the Certificate Trustee, the Delaware Trustee and their respective officers, directors, employees and agents and each person, if any, who controls the Certificate Issuer, the Certificate Trustee or the Delaware Trustee within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the reasonable fees and expenses of counsel) reasonably incurred by them in connection with enforcing their rights under this Agreement (including, without limitation, their respective rights under this Section 5(a)); provided, however, that the Bond Issuer’s obligations pursuant to this Section 5(a) shall be treated as Operating Expenses under the Bond Indenture and shall be payable only to the extent that funds are available for such Operating Expenses in the priority set forth in Section 8.02(e) of the Bond Indenture and shall be subject to the Cap.

(b) Survival of Representations and Agreements

All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the purchase of the Bonds hereunder. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Bond Issuer set forth in Section 5(a), except as otherwise expressly provided therein, shall survive the payment of the Bonds and the termination of this Agreement.

(c) Notice

Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Bond Purchase Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Certificate Issuer, to:

U.S. Bank Trust National Association, as Delaware Trustee

for the FirstEnergy Ohio PIRB Special Purpose Trust 2013

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: First Energy Ohio PIRB Special Purpose Trust 2013

Facsimile: 312-332-7996

Telephone: 312-332-7496

E-Mail: melissa.rosal@usbank.com

if to the Certificate Trustee, to:

U.S. Bank National Association

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: First Energy Ohio PIRB Special Purpose Trust 2013

Facsimile: 312-332-7996

Telephone: 312-332-7496

E-Mail: melissa.rosal@usbank.com

if to the Delaware Trustee, to:

U.S. Bank Trust National Association

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: First Energy Ohio PIRB Special Purpose Trust 2013

Facsimile: 312-332-7996

Telephone: 312-332-7496

E-Mail: melissa.rosal@usbank.com

if to the Bond Issuer, to:

OE Funding LLC

c/o FirstEnergy Corp.

76 South Main Street

Akron, Ohio 44308

Attention: James W. Burk, Counsel of Record

Facsimile: (330) 384-3875

Telephone: (330) 384-5861

if to the Bond Trustee, to:

U.S. Bank National Association

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: First Energy Ohio PIRB Special Purpose Trust 2013

Facsimile: 312-332-7996

Telephone: 312-332-7496

E-Mail: melissa.rosal@usbank.com

(d) Parties

Except as otherwise provided herein, this Agreement has been and is made solely for the benefit of the Bond Issuer, the Bond Trustee, the Certificate Issuer, the Certificate Trustee, the Delaware Trustee, the officers, directors, employees and agents of the Certificate Issuer, the Certificate Trustee and the Delaware Trustee, any controlling persons referred to herein, the directors, officers and any manager of the Bond Issuer (not in their individual capacities but in their respective capacities as directors, officers or managers of the Bond Issuer) and their respective successors and assigns, all as and to the extent provided in this Agreement, all of which Persons shall have rights of enforcement with respect hereto, and no other Person shall acquire or have any right under or by virtue of this Agreement, except as contemplated by the Certificate Indenture and the other Basic Documents. The term “successors and assigns” shall not include a purchaser of any of the Bonds from the Certificate Issuer merely because of such purchase.

(e) Governing Law

This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Ohio, without regard to its conflict of laws principles.

(f) Severability

If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of the Agreement.

(g) Further Assurances

The Bond Issuer agrees to execute and deliver such instruments and take such actions as the Administrative Trustee or Delaware Trustee, on behalf of the Certificate Issuer, or the Certificate Trustee may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

(h) Headings

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(i) Counterparts

This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

(j) Limitation of Liability.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as Delaware Trustee, on behalf of the Certificate Issuer, in the exercise of the powers and authority conferred and vested in it, (b) any representations, undertakings and agreements herein made by the Delaware Trustee on behalf of the Certificate Issuer are made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but are made and intended for the purpose of binding only the Certificate Issuer, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, except in its capacity as Delaware Trustee, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expense of the Certificate Issuer or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Certificate Issuer under this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF; the Bond Issuer and the Certificate Issuer have caused this Bond Purchase Agreement to be duly executed by their respective officer or trustee, all as of the day and year first above written.

OE FUNDING LLC, a Delaware limited liability company

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013, a statutory trust organized under the laws of the State of Delaware

By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Delaware Trustee

By:	/s/ Melissa Rosal
Name:	Melissa Rosal
Title:	Vice President

Signature Page to Bond Purchase Agreement

SCHEDULE 1(a)

BONDS

Tranche of Bonds	Principal Amount ($)	Purchase Price (%)	Underwriting Discounts and Commissions (%)	Purchase Price ($)
A-1	$35,690,000.00	99.9999%	0.50%	$35,511,514.31
A-2	$10,202,000.00	99.9954%	0.50%	$10,150,520.71
A-3	$123,612,000.00	99.9979%	0.50%	$122,991,344.15

Total	$169,504,000.00			$168,653,379.17